SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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Current Report Pursuant
To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 23, 2005

Commission File Number: 0-28325

TMSF HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of other jurisdiction of incorporation or organization)

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87-0642252
(I.R.S.  Employer Identification No.)

727 West Seventh Street Suite 850 Los Angeles, CA 90017
(Address of principal executive office)

(213) 234-2400
(Registrant’s telephone number, including area code)

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TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition.

Item 9.01 Financial Statements and Exhibits

Signatures

Exhibit Index

Exhibit 99.1

Item 2.02. Results of Operations and Financial Condition.

On August, 23 2005, TMSF Holdings, Inc. issued a press release announcing its preliminary results of operations and financial condition for the six months ended June 30, 2005. A copy of the press release is attached as exhibit 99.1 and incorporated herein by reference.

The information in this Current Report and the exhibit attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01. Financial Statements and Exhibits.

Exhibits

The following exhibit is furnished as part of this report:

99.1 Press Release dated August 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TMSF HOLDINGS, INC.

/s/ Masoud Najand
Masoud Najand
Chief Financial Officer

August 24, 2005

Exhibit Index

Exhibit No./Description
99.1 Press release dated August 23, 2005.